INVESTMENT IN ASSOCIATE	12 Months Ended
Dec. 31, 2021
Interests In Other Entities [Abstract]
Investment in Associate	Investment in Associate
The Company had an investment in INV Metals, which was accounted for under the equity method.

INV Metals[1]
Balance, January 1, 2020	$10.0
Currency translation adjustment	0.6
Share of net earnings (loss), net of income taxes	(1.6)
Balance, December 31, 2020	9.0
Purchase of additional shares of associate[2]	1.7
Currency translation adjustment	(0.7)
Share of net loss, net of income taxes	(0.6)
Sale of investment	(9.4)
Balance, December 31, 2021	$—
1.Latest publicly available information for INV Metals.
2.Associate relates to INV Metals. The Company's ownership interest in INV Metals as at December 31, 2021 was 0% (December 31, 2020 - 35.5%). On January 28, 2021, the Company participated in a private placement and acquired an additional 4.8 million common shares of INV Metals at a price of CAD$0.45 per share for an aggregate amount of $1.7 million (CAD$2.2 million) to maintain a 35.5% ownership interest.
Dundee Precious Metals Inc. (“DPM”) acquired all of the issued and outstanding shares of INV Metals in exchange for 0.0910 common shares of DPM for each common share of INV Metals. The Company received 4.9 million common shares of DPM with a fair value of $28.7 million, recorded as marketable securities. The transaction resulted in a gain of $16.1 million calculated as the difference between the fair value of the DPM common shares ($28.7 million) and the carrying amount of the investment ($9.4 million) and the amount reclassified from Currency translation adjustment ($3.2 million).